Gold Resource Corporation

NYSE MKT: GORO

GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE SILVER
GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE GOLD

6-20-2013 2013 Annual Meeting Exhibit 99.1

This brochure contains statements that plan for or anticipate the future.
Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature.  Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like.  Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC.  Prospective investors are urged not to put undue reliance on these forward-looking statements.
This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or
www.Goldresourcecorp.com
Forward Looking Statements
Forward Looking Statements

Today’s Road Map 2012 Highlights Milestones Stock Performance The Way Forward The Cost of Gold Mining Paper vs. Physical Gold Operations Update Exploration Update The Road Ahead

2012 Performance Highlights
Precious Metal gold equivalent ounces:
Dividends Declared:
Sales of Metal Concentrates:
*Dividends paid monthly. Monthly dividends ranged from $0.05 to
$0.06 in 2012, from $0.03 to $0.05 in 2011, and $0.03 in 2010.
+37%
+38%
+25%

2012 Performance Highlights
Selected Financial Information:
(in thousands, except share data)
2012
Annual
Report
Sales of Metal Concentrates:
Mine Gross Profit:
Dividends Per Share:
Treasury Gold and Silver Bullion:
2012 2011
$105,163
$80,521
$0.50
$2,549
$131,794
$87,773
$0.69
$5,809

2012 Performance Highlights
2012
Revenue Distribution
82%
18%
Precious Metals: Gold, Silver
Base Metals: Copper, Lead, Zinc
2012 Average Arista Mill Head Grades
Precious Metals:
Gold: 4.30 grams/tonne
Silver: 355 grams/tonne
Base Metals:
Copper: 0.45%
Lead: 1.70%
Zinc: 3.98%
ARISTA
UNDERGROUND
MINE
A High-Grade, Polymetallic Epithermal System

$1.58
/ share paid since “IPO”
at $1.00  (Sept. 2006)
$36.5 million in dividends paid to shareholders
Fiscal discipline and commitment to
shareholders now total $83 million in
dividends since commercial production
(July 2010)
Dramatically lowered our accumulated deficit
in 2012 to $9 million.  Achieved “0”
milestone
2012 Major Milestones
in Q1 , retained earnings benchmark
reached
2013

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

RESOURCE CORPORATION

2012 Major Milestones Successfully launched only currently known cash to physical gold and silver dividend

Gold Resource Corporation
NYSE MKT: GORO

Calender Year-End Precious Metal "Arista" Production Targets
~37% Increase YR/YR
Production range to be determined
150,000
125,000
100,000
75,000
50,000
25,000
0
10,493
66,159
90,432
2010
2011
2012
2013
2014
2015
YEAR
2013 Target Range: 80,000-100,000 AuEq oz's

2012 Performance Highlights
2012 Performance Highlights
Missed Company targets
(Aggressive higher targets)
Precious metal space under pressure
(pressure continued in 2013 with largest gold
price drop in 30 years)
Overcame adversity, 37% production increase, $36.5
million dividends, etc… Why the stock performance?
Overall market uncertainty
(QE, Sovereign  debt, etc…)

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Jun 10, 2013: GORO 9.64 GDXJ 11.84
150%
100%
50%
0%
-50%
© 2013 Yahoo! Inc.
2010
Oct
2011
Apr
Jul
Oct
2012
Apr
Jul
Oct
2013
Apr

Peer Group Comparison GORO vs. GDXJ (~#80 peer group Co’s) 3-YEAR COMPARISON GORO -16% GDXJ -58%

The
Way Forward
Way Forward
Continue same business plan
Focus on operations
Cut costs where possible
Position Company to weather
potential metal market volatility
Producers getting squeezed as costs increase and metal prices fall

Cost Of Gold Mining Cost Of Gold Mining Source: Visual Capitalist

Gold Resource Corporation
NYSE MKT: GORO

In which of these continents is the gold cost most economic?
Here we take a look at the cash costs (per ounce) in each region:
North America $598
$669 Europe
$824 Asia
$957 Africa
South America $710
$715 Australia
CASH COST:
North America is the CHEAPEST region in the world to produce gold, with Africa being the most expensive.

Cost Of Gold Mining Cost Of Gold Mining Source: Visual Capitalist GORO in best cost region

Gold Resource Corporation
NYSE MKT: GORO

BREAKING DOWN COSTS
Gold companies have historically reported the cost to mine as "CASH COST" per ounce, when reporting financials.
This method is not 100% accurate, and companies have just now started reporting an "ALL IN SUSTAINABLE CASH COST" which provides a clearer look.
ALL IN SUSTAINING CASH COSTS:
$919
CASH COSTS:
$561
$44
General admin costs
$610
Direct mining costs at market foreign exchange rates
$156
Mine development/ expenditures
$44
Royalties
Barrick Example (2013 QI)
($29)
By product credits
($14)
Other
($50)
Gains realized under currency hedge
$121
Sustaining Cap-ex
$26
Rehabilitation/ accretion and amortization
$11
Mine on site exploration
A LOW ALL IN CASH COST REPRESENTS
ECONOMIES OF SCALE

“TOTAL CASH COST” as defined by the Gold Institute Cost Of Gold Mining; Barrick Gold Corp. Example Source: Visual Capitalist ALL IN SUSTAINING CASH COST: yet to be defined by the World Gold Council

Gold Resource Corporation
NYSE MKT: GORO

GOLD PRICE VS. MAJOR PRODUCERS' ALL IN COST
Gold producer profits are getting squeezed from both directions: lower gold prices and rapidly inflating costs.
GOLD PRICE (Au)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
Goldcorp
$1135/oz
Newmont
$1115/oz
Kinross
$1038/oz
Barrick
$919/oz
JAN 2013
FEB 2013
MAR 2013
APR 2013
MAY 2013
Cash costs per ounce are still an excellent representation of the mine efficiency, but the all in cost has a MUCH BETTER reflection on the synergy between the mines and head office.

Cost Of Gold Mining Cost Of Gold Mining Source: Visual Capitalist

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

*Precious Metal (AuEq) Total Cash Cost /oz

Gold Institute Total Cash Cost/Ounce
Gold Institute Total Cash Cost/Ounce
•
Precious metal gold equivalent (AuEq) total cash cost/oz
production including 5% royalties using industry standard
base metal by-product credits of: Cu, Pb, Zn. Total Cash Cost as defined by The Gold Institute
** Thomson Reuters GFMS’s Gold Survey 2012 Update 1
*** ABN AMRO Gold Mine Cost Report Q1 2011
(Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K)
TOTAL
CASH
COST
PRODUCTION
Lowest quartile of total cash
cost of production***
La Arista mine has attractive
by-product credits
(copper, lead, zinc)
Q1 2013 total cash cost*
of
US$515 per AuEq
800
700
600
500
400
300
200
100
0
GRC 2012 Industry Avg
$419*
$727**
53:1 Au,Ag ratio

All-In Sustaining Cost (AISC)**
/ Ounce Sold
** All-in Sustaining cost is a non-GAAP measure.  The Company’s methodology for calculating all-in sustaining costs may not be similar to methodology used by other precious metal producers that disclose all-in sustaining cost.  The Company may change the methodology it uses to calculate all-in sustaining costs in the future, including in circumstances where the World Gold Council adopts formal industry guidelines regarding this measure.
LOW
ALL-IN
COST
PRODUCTION
GRC defines AISC**as:
Total Costs (net of by-product credits) +
Sustaining Capital* (includes mill expansion,
development cost) + Corporate, General
and Administrative Expense (net of stock
option expense) + Exploration Expense
*Sustaining Capital for 2012 AISC includes:
Construction Projects $   2,505,770
Mill Plant Facilities Additions $   2,910,724
Total $16,554,128
GRC’s AISC
December 2012
Precious metal AuEq*** oz sold 72,399
Cost of sales / production sales 44,020,677
Treatment charges 16,680,373
By-product credits (Cu, Pb, Zn) (26,836,560)
Stock based comp. Mexico (1,737,425)
Cost of sales, net by-products 32,127,065
Sustaining capital* 16,554,127
Corporate G&A 13,506,603
Stock based comp. U.S.A. (4,863,018)
Exploration expense 8,007,786
All-In Sustainable Costs 65,332,563
All-In Sustainable Costs / oz sold $              902
** *AuEq=precious metal gold equivalent
(Not SEC Proven & Probable Reserves; see Risk Factors in Company’s 10K)
$11,137,634 Underground Mine Development Costs

Source: Based on each company’s annual public filing and Bloomberg.
*Please view each company’s annual public filing for specific and detailed information on annual production total calculations.
Annual Dividend & Yield Review
Annual Dividend & Yield Review
Company
Barrick
Agnico Eagle
Goldcorp
Kinross
Newmont
Yamana
Royal Gold
Average
Gold
Resource
2012 Au
Production*
1,044,000
7,421,000
2,396,200
2,617,813
5,000,000
1,201,010
*N/A
Annual Dividend
Estimate (US$/ share)
0.88
0.80
0.60
0.16
1.40
0.26
0.80
90,432 0.36
Yield
2.8%
3.9%
2.1%
3.0%
4.3%
2.2%
1.5%
2.8%
4.0%
Share price close
(5/14/2013, US$)
30.16
20.50
28.75
5.34
32.51
11.71
52.88
9.00
DIVIDEND
&
YIELD

Gold Resource Corporation
NYSE MKT: GORO

COMMODITIES

By Gregory Meyer in New York

Investment funds pulled $9.1bn from commodities markets in April, the second-biggest monthly outflow on record, as fears of tighter monetary policy prompted second thoughts about gold and other hard assets.

The estimate from Barclays underlined how investors have started to turn away from commodities in the face of surging stock markets and a steady inflation outlook. The bank has historically been bullish on commodity prices.

Barclays' monthly investor survey said commodity assets under management were $385bn in April, the lowest in 11 months. Falls in commodity indices last month suggest the May asset figure will be lower.

The bulk of the net outflows, $8.7bn, were from exchange traded products backed by precious metals. Products such as the SPDR Gold Trust are typically backed by physical gold but traded on a stock exchange, making it easy for investors to flee the market.

Physically backed metals funds in turn must offload holdings to match redemptions, helping create a feedback loop of selling. The SPDR Gold Trust has dumped more than 200 tonnes of gold since April 1.

"Poor performance, regulatory uncertainty and ethical considerations regarding agricultural exposures have all contributed to the sluggish commodity investment activity so far this year, though the number-one driver of outflows remains the steady liquidation of physically backed gold investments," Barclays said.

> 'The number-one driver of outflows remains the steady liquidation of physically backed gold investments'

In 2013 to date, the S&P GSCI commodities index has lost 3.6 per cent on a total return basis. The Dow Jones-UBS total retur index has dropped 5.3 pe cent. At the same time th S&P 500 stock index ha risen 15 per cent.

"Any significant improve ment in commodity invest ment flows is unlikely t materialise until clear sign of an improvement i growth materialise and th performance of commodity assets improves relative t other asset classes, neither of which appear likely any time soon," Barclays said.

Investor concerns in recent months have centred on worries over the outlook for growth in China. Barclays said the recovery in oil, metals and grain prices that accompanied the recovery from the global financial crisis had been stalled since early 2011.

Since hitting a record high of $10,190 a tonne in February 2011, benchmark London Metal Exchange copper prices have fallen 29 per cent. Gold has slid 28 per cent from its 2011 peak, tin has dropped 38 per cent, and iron ore 42 per cent on the same basis.

www.ft.com/commodities
Twitter: @ftcommodities

Market Considerations
Market Considerations
Gold vs. Physical Gold Demand
Gold vs. Physical Gold Demand
“Gold bears the brunt as funds withdraw $9.1bn in April”
‘The number-one driver of
outflows remains the
steady liquidation of
physical backed gold
investments’ i.e ETF’s
The bulk of the net outflows,
8.7bn, were from exchange
traded products backed by
precious metals…SPDR Gold
Trust has dumped more than
200 tonnes of gold since
April 1
Financial Times June 8, 2013
Paper
Paper

Gold Resource Corporation
NYSE MKT: GORO

Dramatic price fall leads to surge in consumption

Gold In the Middle East, jewellery shops have been reporting that sales have risen by up to 100 per cent, writes *Claire Adler*

“Dramatic price fall leads to surge in consumption”
• Middle East gold jewelry
sales rise by 100%
Financial Times June 8, 2013
• Demands surged,
shortages in the supplies
led to long queues across
Asia, Europe and the US
• US mint bullion coins one-
tenth of an ounce
rocketed by 118% over
previous year, sales
temporarily suspended
until inventories were
replenished.
Market Considerations
Market Considerations
Gold vs. Physical Gold Demand
Gold vs. Physical Gold Demand
Paper
Paper

Financial Times June 8, 2013
“Consumers in Asia are again buying
gold in record amounts, and this was
particularly evident in physical
investments, such as bars and coins, and
also jewelry, with India and China
seeing a year-on-year increase of 27 per
cent and 20 per cent respectively,” says
Marcos Grubb, managing director at the
World Gold Council.
“Gold operates on the basic
fundamentals of demand and supply,”
continued Mr. Grubb. “Demand for gold
is strong while supply remains
constrained and this dynamic ultimately
drives the long-term price.”
“Dramatic price fall leads to surge in consumption”
Market Considerations
Market Considerations
Gold vs. physical gold Demand
Gold vs. physical gold Demand
Paper
Paper

Oaxaca Mining Unit / Operations
Oaxaca Mining Unit / Operations
2013 Mill Expansion
2013 Mill Expansion
2012 run rate of 773 tonnes/day
El Aguila Mill expansion from 1200 tonnes/day
to 1500 tonnes/day targeted by end of 2013
2013 YEAR OF MILL EXPANSION

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

SUPERIOR

Oaxaca Mining Unit / Operations Oaxaca Mining Unit / Operations 2013 Mill Expansion 2013 Mill Expansion Flotation circuit second ball mill foundation

Oaxaca Mining Unit / Operations Oaxaca Mining Unit / Operations 2013 Mill Expansion 2013 Mill Expansion Flotation circuit upgrades underway

Gold Resource Corporation
NYSE MKT: GORO

~600 meters
PUEBLA
VERACRUZ
Oaxaca
El Rey
Las Margaritas
El Chamizo
Alta Gracia
Pacific Ocean

Oaxaca Mining Unit Oaxaca Mining Unit Arista Mine Development Arista Mine Development Splay 03 February 2013 Alta Vein Arista Vein Baja Vein Splay 05 December 2012 El Aguila

Gold Resource Corporation
NYSE MKT: GORO

[Level]
North
East
MAPTEK Vulcan

Splay 5
Alta
Baja
Arista
Candelaria
Luz
Arista Mine Development
Arista Mine Development
Overview
Overview
(Veins; Baja, Arista, Alta, Candelaria, Luz, Splay 5)
(Current Arista mine plan; year end mine development may vary)
Multiple en echelon veins

Gold Resource Corporation
NYSE MKT: GORO

[Level]

MAPTEK Vulcan

Arista Mine Development Arista Mine Development Overview Overview Splay 5 Alta Baja Arista Candelaria Luz (Current Arista mine plan; year end mine development may vary)

Gold Resource Corporation
NYSE MKT: GORO

DRILL : MENSUAL
DRILL : MENSUAL
ENE
FEB
MAR
ABR
MAY
JUN
JUL
AGO
SEP
OCT
NOV
DIC

Arista Mine Development Arista Mine Development Ramp Ramp (Current Arista mine plan; year end mine development may vary) Current Ramp Advancement

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

DRILL : MENSUAL
DRILL : MENSUAL
ENE
FEB
MAR
ABR
MAY
JUN
JUL
AGO
SEP
OCT
NOV
DIC

Arista Mine Development
Arista Mine Development
Arista Vein Production / Development
Arista Vein Production / Development
(Current Arista mine plan; year end mine development may vary)
L10
L13
Current Arista Vein
Ore Blocks

Gold Resource Corporation
NYSE MKT: GORO

DRILL : MENSUAL
DRILL : MENSUAL
ENE
FEB
MAR
ABR
MAY
JUN
JUL
AGO
SEP
OCT
NOV
DIC

Arista Mine Development
Arista Mine Development
Baja Vein Production / Development
Baja Vein Production / Development
(Current Arista mine plan; year end mine development may vary)
L10
L14
Current Baja Vein
Ore Blocks

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

DRILL : MENSUAL
DRILL : MENSUAL
ENE
FEB
MAR
ABR
MAY
JUN
JUL
AGO
SEP
OCT
NOV
DIC

Arista Mine Development Arista Mine Development Splay 5 Splay 5 (Current Arista mine plan; year end mine development may vary) L10 Current ramp development for Splay 5 vein

Gold Resource Corporation
NYSE MKT: GORO

DRILL : MENSUAL
DRILL : MENSUAL
ENE
FEB
MAR
ABR
MAY
JUN
JUL
AGO
SEP
OCT
NOV
DIC
[Level]
MAPTEK Vulcan

Arista Mine Development Arista Mine Development Luz Vein Luz Vein Current ramp development for Luz Vein (Current Arista mine plan; year end mine development may vary) L10

Gold Resource Corporation
NYSE MKT: GORO

DRILL : MENSUAL
DRILL : MENSUAL
ENE
FEB
MAR
ABR
MAY
JUN
JUL
AGO
SEP
OCT
NOV
DIC

Arista Mine Development Arista Mine Development Candelaria Vein Candelaria Vein Current ramp development for Candelaria Vein (Current Arista mine plan; year end mine development may vary)

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

PUEBLA
Tezonapa
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Villa de Tamazulapan
Santo Domingo Tomaltepec
Santiago Juxtlahuaca
OAXACA
VERACRUZ
Santa Maria Asuncion Tlaxiaco
Oaxaca
Sarabia
GUERRERO
48 km
70°
Las Margaritas
El Rey
El Barrio de la Soledad
El Chamizo
El Aguila
Union Hidalgo
CHIAPAS
Santiago Pinotepa Nacional
Santiago Jamiltepec
Alta Gracia
El Fuego
Juchitan de Zaragoza
San Francisco Ixhuatan
Santa Catarina Juquila
Salina Cruz
San Pedro Mixtepec
Therra Blanca
Pueto Escondido
Chacalapa
San Pedro Pochutla
Puerto Angel
Pacific Ocean
Gulf of Tehuantepect
Gulf of Mexico
Pacific Ocean
Mexico City
Oaxaca State

Oaxaca Mining Unit
Oaxaca Mining Unit
Exploration
Exploration
GRC now controls 57,868 hectares, or 223
squares miles in Oaxaca, Mexico,  with 48
kilometers, or 30 miles, along an important
mineralized North 70 West structural corridor
99% of properties yet to be drilled.

Gold Resource Corporation
NYSE MKT: GORO

PUEBLA
VERACRUZ
GUERRERO
CHIAPAS
OAXACA
Oaxaca
Tezonapa
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Villa de Tamazulapan
Santo Domingo Tomaltepec
Santiago Juxtlahuaca
Santa Maria Asuncion Tlaxiaco
Sarabia
48 km
70°
El Rey
Las Margaritas
El Chamizo
El Aguila
Alta Gracia
El Fuego
El Barrio de la Soledad
Union Hidalgo
Juchitan de Zaragoza
San Francisco Ixhuatan
Salina Cruz
Santiago Pinotepa Nacional
Santiago Jamiltepec
Santa Catarina Juquila
San Pedro Mixtepec
Chacalapa
San Pedro Pochutla
North70West
Pacific Ocean
Gulf of Tehuantepect
Gulf of Mexico
Pacific Ocean
Mexico City
Oaxaca State

Oaxaca Mining Unit
Oaxaca Mining Unit
48 kilometer mineralized trend
48 kilometer mineralized trend
18 g/t Au
1853 g/t Ag
1.59  %  Cu
1.76   %  Pb
5.21   %  Zn
1m @
132 g/t Au
2.85m@
27.0  g/t Au
2600 g/t Ag
+48 km mineralized structural corridor

Gold Resource Corporation
NYSE MKT: GORO

Plan Map
El Aguila Project
El Higo Old workings
El Aguila Pit
L8 NW
L6
La Arista Underground
~600 meters
PUEBLA
VERACRUZ
Oaxaca
El Rey
El Chamizo
Alta Gracia
Las Margaritas
Pacific Ocean

Arista Deposit Expansion Potential
Arista Deposit Expansion Potential
Drill hole
Surface sample
Arista Mine
development
La Arista
Underground
Mine
El Aguila
El Aguila
Open Pit Mine
Splay 05
December 2012
Baja Vein
Arista Vein
Alta Vein
Splay 03
February 2013

Primary Arista &
Baja Veins
500 meters  deep
x
500 meters on strike
Open on strike and depth
South
East
North
Splay 05
Splay 03 /
Santiago
Vein
Splay 13
Splay 08
Splay 25
Splay 31
Splay 39
Splay 12
Vein Arista
Vein Baja
Vein Alta
Vein Splays
Existing
Development
100                  200
Arista Vein System Plan View
Arista Vein System Plan View
Numerous
Mineralized
Splays
Discovered
Arista Deposit Expansion Potential
Arista Deposit Expansion Potential

South
East
North
Splay 05
Splay 03 / Santiago Vein
Splay
Splay 25
Splay 12
Vein Arista
Vein Baja
Vein Alta
Vein Splays
Existing
Development
100                  200
Arista Vein System Plan View
Intercepts Including:
4.59 g/t Au, 22 g/t Ag,
0.34% Cu, 1.95% Pb &
10.85% Zn (9.94 g/t
AuEq) over 1.2 m from
Hole 113705.
Arista Deposit Expansion Potential
Arista Deposit Expansion Potential

Gold Resource Corporation
NYSE MKT: GORO

N
17.361 kg Ag
Overlimit assay
9.51
14.84
16.74
2.77
8.06
500 Elev
[< 2.0]
[2.0, < 4.0]
[4.0, < 8.0]
[8.0, < 10.0]
[10.0, < 20.0]
[20.0, < 30.0]
[> 30.0]
Splay 05
N

South
East
Splay 05
Splay 39
Vein Arista
Vein Baja
Vein Alta
Vein Splays
Existing
Development
100                  200
Arista Vein System Plan View
Arista Vein System Plan View
Splay 05
All metal
AuEq  g/t
Arista Deposit Expansion Potential
Arista Deposit Expansion Potential

Gold Resource Corporation
NYSE MKT: GORO

N
750 Elev
700 Elev
650 Elev
600 Elev
9.75
1.04
1.93
0.17
17.99
14.84
[< 2.0]
[2.0, < 4.0]
[4.0, < 8.0]
[8.0, < 10.0]
[10.0, < 20.0]
[20.0, < 30.0]
[> 30.0]

Splay 5 drill highlights include
SampleNumber From To Interval Ag g/t Au g/t Cu% Pb% Zn%
62551 207.10 207.72 0.62 17,362 10.70 2.01 1.77 2.49
62552 207.72 208.04 0.32 270 0.59 0.10 0.24 0.32
62553 208.04 208.93 0.89 530 2.08 0.54 3.28 3.99
62554 208.93 209.92 0.99 1,070 5.30 0.72 1.14 3.68
62555 209.92 210.91 0.99 33 0.16 0.07 0.04 0.09
62556 210.91 211.80 0.89 87 0.51 0.12 0.10 1.41
Composite 207.1 211.8 4.70 2,658 3.09 0.56 1.14 2.17
Assays by ALS Chemex
All metal
AuEq  g/t
Arista Deposit Expansion Potential
Arista Deposit Expansion Potential
Splay 5 longitudinal section
Splay 5 longitudinal section
62551
62552
62553
62554
62555
62556

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

GEOLOGICAL MAP EL AGUILA
North70West
Fossil bend
Creston
Cerro Colorado
Aguila open pit
Higo
Gelvin
Escondida
Chacal red zone
Vistahermosa
Switchback
Salina Blanca
LEGEND
Lithology
Alignment
Alteration
1:20,000
PUEBLA
OAXACA
VERACRUZ
Oaxaca
El Rey
Las Margaritas
El Chamizo
Alta Gracia
El Fue
North70West

El Aguila Project El Aguila Project Geology and Targets Geology and Targets West Target NW Target El Aguila Arista Mine/ Deposit

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

~500 meters
Step-out hole

South
East
North
Splay 05
Splay 13
Splay 08
Splay 25
Splay 31
Splay 39
Splay 12
Vein Arista
Vein Baja
Vein Alta
Vein Splays
Existing
Development
Switchback
Switchback Vein
Switchback Vein
15 meter intercept  down hole
15 meter intercept  down hole
N
Arista Vein System Plan View
Arista Vein System Plan View
ARISTA
ARISTA
EXPANSION
EXPANSION
NEW
NEW
MINERALIZED
MINERALIZED
POTENTIAL
POTENTIAL
/
/
DISCOVERY
DISCOVERY

SWITCHBACK
SWITCHBACK
VEIN
VEIN
DISCOVERY
DISCOVERY
Hole Angle From Length Au Ag Cu Pb Zn
# (deg) Meters Meters g/t g/t % % %
513024 -20 591.46 4.19 1.23 125 0.66 3.44 4.17
513028 -44 589.10 15.47 2.95 86 0.44 0.84 2.09
Including 2.20 12.91 410 1.20 2.49 4.33
Including 1.14 9.82 91 0.64 0.61 0.90
Assays by Gold Resource Corporation, Oaxaca, Mexico.

Gold Resource Corporation
NYSE MKT: GORO

SALINA BLANCA SECTION
NW 40°
A
Quartz Creston
807800 E
SE 40°
A'
Andesite
Elevation (msnm)
Sand-silst
900
850
800
750
700
Pyroclastic rhyolitic
Faults
Andesite
Silicification
Stockwork
Gal>sph>Cpy
Diss in qz veinlets
Colluvial
Fault zone
Andesite dike
Calcite veinlet
Dacite dike
Py vein
1130003
1130001
0 10 20 40
m
1: 1000

PUEBLA
VERACRUZ
Oaxaca
El Rey
Las Margaritas
El Chamizo
Alta Gracia
Pacific Ocean

EL EL AGUILA PROJECT TARGET; AGUILA PROJECT TARGET; SALINA BLANCA SALINA BLANCA Drill intercepts include Silver Meters (down hole) 1470 g/t 0.74 El Aguila

Gold Resource Corporation
NYSE MKT: GORO

N
San Ignacio
La Tehuana
La Tapada
Lithology
Legend
Veta
Veta Inferida
Fallas
Fallas Inferidas
Camino Nuevo
Caminos Improvisados
PLANMARG1MAY13.jpg
RGB
Red: Band_1
Green: Band_2
Blue: Band_3
1:20000

Puebla
Oaxaca
El Rey
El Chamizo
Alta Gracia
El Fuego
El Aguila
Pacific Ocean

➢

LAS
LAS
MARGARITAS
MARGARITAS
DRILL
DRILL
HIGHLIGHTS
HIGHLIGHTS
3.49 g/t Au, 1,705 g/t Ag,
0.01% Cu, 0.85% Pb &
1.71% Zn (36.52 AuEq g/t)
over 0.37 m in Hole 313009
Previous drill intercepts include
Gold Silver
Meters (down hole)
27.90 g/t 2600 g/t 2.85
Las
Margaritas

Gold Resource Corporation
NYSE MKT: GORO

Las Tehuanas
San Ignacio
Gold Resource Corporation
Legend
Porphyry Stock
Late-mineral porphyry
Intermineral magmatic-hydrothermal breccia
Intermineral porphyry
Early porphyry
Precursor Pluton
Equigranular intrusive rock
Host Rocks
Dacite dome
Felsic tuff unit
Andesitic volcanic unit
Subvolcanic basement / carbonate horizon
Lithocap
Phreatic breccia
Maar-Diatreme complex
Dacite porphyry plug-dome
Lacustrine sediment
Late phreatomagmatic breccia
Early phreatomagmatic breccia
Late-mineral porphyry
Gold Resource Corporation
Exploration Geology Department
Oaxacan Projects General Geological Model for a Telescoped Porphyry Cu System
Prepared by: Guillermo Hernández
Date: April 7, 2013

PUEBLA
Oaxaca
El Rey
El Chamizo
Alta Gracia
El Fuego
Pacific Ocean

Geologic Model / High-Grade Skarn Potential
Geologic Model / High-Grade Skarn Potential
El Aguila
El Aguila
Las
Margaritas
Arista Deposit
Porphyry
Cu, Au,
Mo
Distal Skarn
Au/Zn-Pb
Carbonate-
replacement
Zn-Pb-Ag+Au (or Cu)
Sediment
hosted distal
disseminated
Au-As+Sb+Hg
Skarn
potential
at depth
Hidden
Elephant
Subepithermal
Zn-Cu-Pb-
Ag+Au
Las Margaritas Property
Las Margaritas Property
El Aguila Open Pit
El Aguila El Aguila
Project Project
Epithermal
Intermediate
sulphidation
Au+Ag
Low sulphidation
silica cap Au+Ag
Epithermal High
sulphidation
Au+Ag+Cu
Epithermal High
sulphidation
feeders Cu+ Au+Ag
Proximal
Skarn
Cu, Au

Geologic Model / High-Grade Skarn Potential Geologic Model / High-Grade Skarn Potential

900 Elev
800 Elev
700 Elev
600 Elev
500 Elev
400 Elev
300 Elev
200 Elev
100 Elev
0 Elev
-100 Elev
808800 E
1846600 N
809000 E
1846800 N
N
Upper volcanic sequence
Upper volcanic sequence
Baja vein
Arista vein
Skarn
Limestone
[ABSENT]
[Gouge]
[Vein]
[Carbonate]
[Diorite]
[Granite]
[Hfs-Sk]
[Marble]
[Overburden]
[Rhyolite]
[Sedimentary]
[Volcanic]
50
100
150
200
250
300
350
500
600
650
700
750
800
850
900
950
1000

Geologic Model
Geologic Model
High-Grade Skarn Potential
High-Grade Skarn Potential
Short note:
Review from DH 112701 and the skarn potential at Arista Project
DH 112701 from 0.00 to 116.26 m shows a series of volcanic andesitic units from andesite flow to lapilli tuff with strong argillic alteration, local silicification due to quartz stockworks and veins. These veinlets and stockworks yielded anomalous values for gold and silver only with no evidence of copper, lead or zinc mineralization.
On the other hand, the upper part of the sedimentary unit known as BlackBreccia shows slight oxidation and no other evident alteration. After 190 m deep the
BlackBreccia shows local hornfels alteration and/or skarnification as garnet+epidote rims and clusters that are replacing original BlackBreccia textures with chlorite+epidote bands. At this depth it is possible to recognize quartz±calcite with sphalerite+galena, galena and chalcopyrite mineralization. This quartz vein system is cross cutting hornfelsed-skarned bands suggesting that its development was later than the main skarnification event.
The first appearance of a hornfels (sensu stricto) is at a depth of 222.50 m along hole where a biotite and amphibole (chlorite) hornfels can be recognized with a dip angle from the core axis of 40°. Further down along hole the main andesite unit shows abundant epidote±chlorite veinlets with chalcopyrite traces in most cases. These veinlets are thought to be subvertical to vertical based on their dip angle with respect to drill hole’s axis.
After 500 meters down hole banded skarn layers
are recognized
with narrow garnet+cordierite bands that can present
galena+sphalerite mineralization (e.g. depth 543.80 m). The main skarn-hornfels intercept along DH 112701 is from 642.20 to 802.00 meters with bands dipping in general 40° from the hole’s main axis. Finally, after 850 meters non-skarned beds are recognized as a repeated sequence of carbonaceous-rich silty limestone and calcareous sandstone and limestone with bedding dipping 40° from the main hole axis. This suggests that changes from skarn and horfels are controlled by their protolith’s nature as well as their occurrence.
By putting all of this evidences and plotting deepest holes and the most northeastern intercepts of the Arista project a SW dipping trend can be observed.
This may
suggest that the main source of skarnification fluids lies towards the
SW where a strong magnetic anomaly lies as
well.
Guillermo Hernandez
Exploration Geologist
Gold Resource Corp.

Gold Resource Corporation
NYSE MKT: GORO

Oaxaca
Las Margaritas
El Rey
El Aguila
El Chamizo
Alta Gracia
El Fuego

Juxtlahuaca
Santa Maria Asuncion Tlaxiaco
Oaxaca
Sarabia
GUERRERO
El Rey
Ocotlan de
Las Margaritas
El Barrio de la Soledad
Union Hidalgo
El Chamizo
El Aguila
Santiago Pinotepa Nacional
Santiago Jamiltepec
Juchitan de Zaragoza
San Francisco Ixhuatan
CHIAPAS
Alta Gracia
El Fuego
Santa Catarina Juguila
Salina Cruz
San Pedro Mixtepec
Therra Blanca
Pueto Escondido
Chacalapa
San Pedro Pochutla
Puerto Angel
Pacific Ocean

Regional Airborn Magnetic survey Regional Airborn Magnetic survey Flyover area Dr. Ellis 2013

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Intrusives into Cretaceous
Thin Volcanics Sediments below
Cobre Grande
Thick Vol. Int. at depth
Alt/Rhy
Thin TmTAn-An
Intrusives
Mafic Feeders
Thin TmTAn-An
Thick TmTAn-An
Thick Vol. Int. at depth
Taviche
San Jose del Progreso
5 KM

Figure 9 Amplitude component of total magnetization at 300m depth on a background of the 1:50,000 composite geology. Interpreted lithology boundaries as shown as black dashed lines. Color dots show target locations identified in this interpretation; Priority 1 = red, Priority 2 = yellow, Priority 3 = green.

Regional Airborn Regional Airborn Magnetic survey Magnetic survey Arista Deposit Dr. Ellis 2013

Gold Resource Corporation
NYSE MKT: GORO

Magnetic highs
mixed intrusive
& skarn
Magnetic Highs in volcanics
andesite flow/dikes
Volcanics
Sediments
Mineralized Skarn?
Magnetic Highs
in Sediments
Skarn
Intrusive Source Direction
Skarn Source Direction
Mineralized Skarn?
Looking West

El Aguila Project El Aguila Project Skarn Potenital Skarn Potenital Large Intrusive 3D Combined Chargeability 3D Combined Chargeability Arista Vein System Skarn? Dr. Ellis 2013

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

3D Map
Arista Deposit
Intrusive / Skarn
Potential

3D Combined Chargeability El Aguila Project El Aguila Project Skarn Potential Skarn Potential Dr. Ellis 2013

The Road Traveled and Road Ahead
The Road Traveled and Road Ahead
2012
Overcame adversity
37% production increase
$36.5 million paid in dividends
2013
Remain focused on current
business model and business plan
A year of expansion
Position Company to weather
metal market volatility

Thank You For Your Support Thank You For Your Support